Exhibit 99.1 INVESTOR PRESENTATION APRIL 2023

Disclaimer Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes certain financial measures that have not been prepared in a manner that complies with generally accepted accounting principles in the United States (“GAAP”), including, without limitation, EBITDA, Station Operating Income (“SOI”) (collectively, the “non-GAAP financial measures”). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, net revenue, liquidity or performance under GAAP. Management believes that these non-GAAP financial measures provide meaningful information to investors because they provide insight into how effectively we operate our business. You should be aware that these non-GAAP financial measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the appendix of this presentation. Statements in this presentation that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “believe,” “plan,” “intends,” “expects,” “expected,” “anticipates” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about expected income, revenues and growth. Key risks are described in our reports filed with the Securities and Exchange Commission (the “SEC”), including in our annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors including: • the effects of the COVID-19 pandemic, including its potential effects on the economic environment and our results of operations, liquidity and financial condition; and the increased risk of impairments of our Federal Communications Commission (“FCC”) licenses and/or goodwill; • external economic forces that could have a material adverse impact on our advertising revenues and results of operations; • the ability of our radio stations to compete effectively in their respective markets for advertising revenues; • our ability to develop compelling and differentiated digital content, products and services; • audience acceptance of our content, particularly our audio programs; • our ability to respond to changes in technology, standards and services that affect the audio industry; • our dependence on federally issued licenses subject to extensive federal regulation; • actions by the FCC or new legislation affecting the audio industry; • increase royalties we pay to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists • our dependence on selected market clusters of radio stations for a material portion of our net revenue; • credit risk on our accounts receivable; • the risk that our FCC licenses and/or goodwill could become impaired; • our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends; • the potential effects of hurricanes on our corporate offices and radio stations; • the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute our programming; • disruptions or security breaches of our information technology infrastructure; • the loss of key personnel; • our ability to integrate acquired businesses and achieve fully the strategic and financial objectives related thereto and their impact on our financial condition and results of operations; • the fact that we are controlled by the Beasley family, which creates difficulties for any attempt to gain control of us; and • other economic, business, competitive, and regulatory factors affecting our business, including those set forth in our filings with the SEC. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC website, www.sec.gov, or our website, www.bbgi.com. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. All information in this presentation is as of the date of this presentation, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

BEASLEY IS A LEADING FIRMLY ROOTED IN OUR MULTIPLATFORM MEDIA VALUES, COMPANY FEATURING: AUDIO INNOVATION 57 14 61% AM and FM U.S. Unique 1 Stations Markets Audience INTEGRITY DIGITAL CONTENT 145M 56.9M 422M COLLABORATION Annual Streaming Annual Annual Podcast Pageviews Sessions Downloads ESPORTS PERFORMANCE 650M 3M Esports Media Esports Fanbase Impressions 1 Cumulative Over-The-Air (OTA) Audience Note: All figures as of 12/31/2022

$17.0 THE NUMBER OF SMALL BUSINESSES IS GROWING IN THE T U.S. 2030 U.S. SMALL 2 BUSINESSES BUT THESE SMALL BUSINESSES ARE FAILING TO ADOPT TO MODERN DIGITAL PRACTICES, AND ARE LOSING OUT ON VALUABLE SALES OPPORTUNITIES 7.5% OF TOTAL U.S. RETAIL SALES 1 2 / 3 OCCUR ONLINE OF SMALL BUSINESSES USE 1+ TYPE OF DIGITAL PLATFORM AS A WAY TO 84% $12.3T 1 SHARE THEIR PRODUCTS 2022 U.S. SMALL 2 BUSINESSES OF SMALL BUSINESSES DO NOT 1 36% HAVE A WEBSITE 1 SOURCE: WEBFX This Photo by Unknown Author is licensed under CC BY-SA-NC 2 SOURCE: STATISA, ASSUMES SMALL BUSINESSES ACCOUNT FOR 50% OF GDP 2 4.1% CAGR

AN EMPIRE ROOTED IN RADIO, BEASLEY HAS POSITIONED ITSELF TO BE THE ONE-STOP SHOP FOR ALL LOCAL BUSINESS ADVERTISEMENT 2024: BEYOND BEASLEY’S FUTURE GROWTH WILL BE ACQUIRED ACQUIRED COMPANY IPO FOUNDED BY GREATER MEDIA, GUARANTEE VIA NASDAQ GEORGE DRIVEN BY STRATEGIC ADDING 20 DIGITAL, BEASLEY IN STATIONS OVER 4 EXPANDING BENSON, NORTH INVESTMENT INTO THE VALUABLE DIGITAL CAROLINA MARKETS CAPABILITIES EXPANSION AND 1961 1988 2000 2009 2016 2019 2022 2023 ENHANCEMENT OF ENTERED INTO LAUNCHED OUR DIGITAL CAPABILITIES ESPORTS BY FIRST APP, HEADQUARTERS ACQUIRING THE ENABLING MOVED TO HOUSTON STREAMING OF NAPLES, FL OUTLAWS OUR CONTENT

BEASLEY’S 3 OPERATING SEGMENTS PROVIDE FULL- SERVICE, INNOVATIVE ADVERTISING SOLUTIONS, xxx AND CONNECTIONS WITH NEW AUDIENCES DIGITAL ESPORTS AUDIO BEASLEY’S ENABLING CUSTOMERS UNLOCKING GEN-Z FOUNDATIONAL TO DIGITIZE THEIR AUDIENCE BUSINESS BUSINESS $213M $3M $41M FY 2022 REVENUE FY 2022 REVENUE FY 2022 REVENUE +3% YOY +17% YOY +25% YOY

AUDIO AUDIO REVENUE CONTINUES TO INCREASE DUE TO BEASLEY’S UNIQUE TALENT OFFERING COMMUNITY-ENGAGING CONTENT <15% 69% 1 2 NATIONAL REVENUE LOCAL REVENUE AS % OF TOTAL AS % OF TOTAL COMPANY REVENUE COMPANY REVENUE RADIO AND DIGITAL GO HAND-IN-HAND AS CUSTOMERS ARE EAGER TO TAKE ADVANTAGE OF BEASLEY’S VAST AUDIENCE AND COMPLEMENTARY MARKETING EXPERTISE 35% OF ADVERTISERS PURCHASE PACKAGES WITH A COMBINED 1 EXCLUDING POLITICAL REVENUE 3 2 INCLUDING DIGITAL PACKAGES SOLD LOCALLY AUDIO AND DIGITAL COMPONENT 3 FY 2022 CLIENTS WITH >$1K SPEND NOTE: ALL VALUES AS OF 12/31/2022, UNLESS OTHERWISE NOTED

DIGITAL AS COMPANIES SEEK TO DIGITIZE, BEASLEY PROVIDES COMPREHENSIVE, CUSTOMIZED PACKAGES OVER A VAST RANGE OF OFFERINGS OFFERING A FULL SUITE OF PREMIER DIGITAL SERVICES WEBSITE DESIGN DIGITAL AUDIO, EMAIL AND PODCASTING, DISPLAY, VIDEO, MARKETING, MANAGEMENT AND STATION AND NATIVE AD SOCIAL MEDIA, COMPANION BUYING AND SEO VIA 2022 ACQUISITION OF WEBSITES GUARANTEE DIGITAL LEVERAGE BOTH IN-MARKET AND OUT-OF-MARKET SOLUTIONS TO OPTIMIZE DIGITAL OUTREACH: 1 50% OF BEASLEY ADVERTISERS PURCHASE DIGITAL PACKAGES $1M INCREMENTAL REVENUE GENERATED FROM NEW WEB PRESENCE 2 XXX;XCLIENTS FROM DIGITAL AND AUDIO UPSELL 3 EXPECTED TO REPRESENT 20 - 30% OF TOTAL REVENUE IN FY 2023 : OUR 1 FY 2022 CLIENTS WITH >$1K SPEND GOAL IS 40% BY FY 2024 2 FROM START OF Q3’22 THROUGH 2/28/2023 3 OUTLOOK AS OF 3/31/2023 NOTE: ALL VALUES AS OF 12/31/2022, UNLESS OTHERWISE NOTED

ESPORTS

UNLOCKING A NEW AUDIENCE

OUR TEAMS

OUTLAWS

RANKED 3RD IN OVERWATCH LEAGUE

TEAM AXLE

RANKED 11TH IN ROCKET LEAGUE

OUT OF 546 TOTAL TEAMS

OUR INFLUENCE

JUGGERNAUT

IN-HOUSE INFLUENCER TEAM

COMMITMENT TO VIRAL CAMPAIGNS

OUR ESPORTS AUDIENCE IS 3M STRONG – AND EXISTS ENTIRELY ON NEW MEDIUM PLATFORMS LIKE TWITCH, TIKTOK & YOUTUBE

+40% AUDIENCE GROWTH YOY

84% OF FANBASE UNDER THE AGE OF 35

REVENUE IS GENERATED VIA SPONSORSHIPS & SOCIAL MEDIA CAMPAIGNS, EVENTS, MERCHANDISING, AND LEAGUE REVENUE SHARES

SOURCE: BLINKFIRE ANALYTICS
NOTE: ALL VALUES / STATS AS OF 12/31/2022, UNLESS OTHERWISE NOTED

AUDIENCE OUR GROWING AUDIENCE 1 METRICS 16M AVG MONTHLY AUDIO AUDIENCE 9M AVG MONTHLY DIGITAL AUDIENCE 3M ESPORTS FANBASE 1 DATA AS OF 12/31/2022 NOTE: CHART REFLECTS COMBINED AUDIO, DIGITAL & ESPORTS AUDIENCE 10

ENGAGING OUR AUDIENCE IN THE DIGITAL AGE X INTEGRATING OUR DIGITAL AND OVER-THE-AIR AUDIENCE FRESH, UNIQUE TOP-RATED STRONG BRAND CONTENT TALENT RECOGNITION OUR PERSONALITIES AND NATIONAL BRAND RECOGNITION DAILY CONTENT POSTED BY INFLUENCERS SHARE FRESH BUILT OVER 60 YEARS OF BEASLEY’S PERSONALITIES AND CONTENT VIA AM/FM OPERATIONS CREATES INFLUENCERS, COVERING A VAST STATIONS, PODCASTS, AUDIENCE LOYALTY VIA AUDIO RANGE OF INTERESTS ON A LOCAL SOCIAL MEDIA, BEASLEY AND DIGITAL MEDIUMS AND NATIONAL SCALE WEBSITES, TWITCH, AND BLOGS

NATIONALLY-ACCLAIMED TALENT AND STATIONS OUR TOP-RATED TALENT HAS LARGELY CONTRIBUTED TO OUR SUCCESSFUL TRANSITION INTO A DIGITAL POWERHOUSE 3X WINNER OF NAB NATIONAL SERVICE TO AMERICA AWARD FOR PUBLIC SERVICE 2022 WINNER OF CRYSTAL AWARD FOR COMMUNITY SERVICE, WMGK-FM 2022 WINNER OF BEST LOCAL RADIO STATION, WRIF-FM 7X WINNER OF #1 MAJOR SPORTS MARKETING STATION, 98.5 SPORTS HUB

FUN, FRESH CONTENT THAT DELIVERS RESULTS NEW CONTENT POSTED DAILY TO MAXIMIZE AUDIENCE ENGAGEMENT X ENGAGEMENT FRESH CONTENT FOSTERS AUDIENCE ENGAGEMENT METRICS AUDIENCE ENGAGEMENT TRANSLATES INTO PAGEVIEWS 422M PAGEVIEWS 1 PAGEVIEW TRANSLATES INTO 2.4 IMPRESSIONS >1B 137 IMPRESSIONS (57 PAGEVIEWS) CONVERT INTO IMPRESSIONS $1 FOR BEASLEY NOTE: FY 2022, FROM INTERNAL ANALYTICS

POWERFUL OUTREACH STRONG BRAND RECOGNITION FROM SIZEABLE LOCAL AND 1 NATIONAL PRESENCE 5 MILWAUKEE, WI PRO SPORTS TEAMS WITH WHICH BEASLEY HAS EXCLUSIVE RIGHTS ST 1 RANKED STATION GROUP IN THE U.S. BASED ON LISTENER 2 PREFERENCE 1 DATA AS OF 12/31/2022 2 NIELSEN GROUP SHARE TREND, AOCT. 2022

FINANCIAL INFORMATION AND PROJECTIONS NET REVENUE, SOI & EBITDA 1Q 2022 2023 $55.7 +1-2.5% NET REVENUE NET REVENUE YOY GROWTH $5.9 +10-15% SOI SOI YOY GROWTH $4.2 +2-5% CORPORATE CORPORATE EXPENSES EXPENSES YOY GROWTH +40-50% $1.7 EBITDA EBITDA YOY GROWTH 1 OUR Q1’23 ESTIMATES REFLECT OUR EXPECTATIONS AS OF 3/31/2023. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THESE EXPECTATIONS. PLEASE SEE THE DISCLAIMER ON SLIDE 1 FOR ADDITIONAL INFORMATION.

DE&I IS A KEY PRIORITY AS A COMPANY, WE AIM TO MIRROR OUR COMMUNITIES WE CAN ONLY DO SO BY ENCOURAGING DIVERSITY, EQUITY, AND INCLUSION AT EVERY LEVEL WITHIN OUR ORGANIZATION OVER 1,000 TOTAL OPERATING 1 EMPLOYEES ACROSS OUR 3 SEGMENTS: 39% FEMALE IDENTIFYING 21% BIPOC 1 INCLUDES PART-TIME AND FULL-TIME EMPLOYEES

MANAGEMENT TEAM WITH OVER 260 YEARS OF COLLECTIVE INDUSTRY EXPERIENCE LONG-STANDING FAMILY SPONSORSHIP Bruce G. Beasley Caroline Beasley Brian E. Beasley Erika Beasley Brad Beasley President Chief Executive Officer Chief Operating Officer, EVP VP of Digital Content VP of Operations With BBGI Since: 1975 With BBGI Since: 1983 With BBGI Since: 1977 With BBGI Since: 2004 With BBGI Since: 1985 TENURED, EXPERIENCED EXECUTIVES Chris Ornelas Michael Cooney Marie Tedesco Justin Chase Tina Murley General Counsel Chief Technology Officer Chief Financial Officer Chief Content Officer Chief Revenue Officer With BBGI Since: 2020 With BBGI Since: 2007 With BBGI Since: 1991 With BBGI Since: 2009 With BBGI Since: 2018 1 7 Heidi Raphael Lori Burgess Kimberly R. Sonneborn Kevin Rich Chief Communications Officer Chief Operating Officer, Esports VP of Digital Operations VP of Operations With BBGI Since: 2019 With BBGI Since: 2019 With BBGI Since: 2000 With BBGI Since: 2022

APPENDIX

CALCULATION OF SOI AND EBITDA Calculation of Station Operating Income Year ended December 31, 1q 2019 2020 2021 2022 2022 Net revenue $ 261,554,114 $ 206,143,861 $ 241,426,308 $ 256,381,018 $ 55,720,268 Operating expenses (201,107,084) (182,181,555) (199,470,185) (213,236,063) (49,830,436) Station operating income $ 60,447,030 $ 23,962,306 $ 41,956,123 $ 43,144,955 $ 5,889,832 Calculation of EBITDA Year ended December 31, 1q 2019 2020 2021 2022 2022 Net revenue $ 261,554,114 $ 206,143,861 $ 241,426,308 $ 256,381,018 $ 55,720,268 Operating expenses (201,107,084) (182,181,555) (199,470,185) (213,236,063) (49,830,436) Corporate expenses (21,209,432) (15,628,370) (16,578,046) (18,001,359) (4,233,460) EBITDA $ 39,237,598 $ 8,333,936 $ 25,378,077 $ 25,143,596 $ 1,656,372

CALCULATION OF NET INCOME/LOSS TO SOI Year ended December 31, 1q 2019 2020 2021 2022 2022 Net loss attributable to BBGI stockholders 13,450,224 (17,765,922) (1,405,845) (42,057,430) (3,738,945) Corporate expenses 21,209,432 15,628,370 16,578,046 18,001,359 4,233,460 Depreciation and amortization 7,349,682 11,096,937 11,309,995 9,920,546 2,515,900 Impairment losses 13,657,941 8,970,812 - 52,874,470 1,857,226 Gain on exchange - - - (3,350,539) - Gain on dispositions (20,657,360) (4,439,710) (191,988) - - Other operating income, net 768,945 (3,000,000) (400,000) - - Interest expense 18,032,669 16,894,407 26,456,236 26,914,045 6,849,037 Loss on extinguishment of long-term debt - 2,798,789 4,996,731 - - Gain on forgiveness of long term debt - - (10,000,000) - - Other income, net 246,155 (88,030) (68,437) (1,382,322) (872) Income tax benefit 6,597,751 (5,185,992) (5,321,630) (17,787,434) (5,849,318) Equity in earnings of unconsolidated affiliates, net of tax (141,827) 160,879 132,264 12,260 23,344 Earnings attributable to noncontrolling interest (66,582) (1,108,234) (129,249) - - Station operating income $ 60,447,030 $ 23,962,306 $ 41,956,123 $ 43,144,955 $ 5,889,832

CALCULATION OF NET INCOME/LOSS TO EBITDA Year ended December 31, 1q 2019 2020 2021 2022 2022 Net loss attributable to BBGI stockholders 13,450,224 (17,765,922) (1,405,845) (42,057,430) (3,738,945) Depreciation and amortization 7,349,682 11,096,937 11,309,995 9,920,546 2,515,900 Impairment losses 13,657,941 8,970,812 - 52,874,470 1,857,226 Gain on exchange - - - (3,350,539) - Gain on dispositions (20,657,360) (4,439,710) (191,988) - - Other operating income, net 768,945 (3,000,000) (400,000) - - Interest expense 18,032,669 16,894,407 26,456,236 26,914,045 6,849,037 Loss on extinguishment of long-term debt - 2,798,789 4,996,731 - - Gain on forgiveness of long term debt - - (10,000,000) - - Other income, net 246,155 (88,030) (68,437) (1,382,322) (872) Income tax benefit 6,597,751 (5,185,992) (5,321,630) (17,787,434) (5,849,318) Equity in earnings of unconsolidated affiliates, net of tax (141,827) 160,879 132,264 12,260 23,344 Earnings attributable to noncontrolling interest (66,582) (1,108,234) (129,249) - - EBITDA $ 39,237,598 $ 8,333,936 $ 25,378,077 $ 25,143,596 $ 1,656,372

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